The Jensen Portfolio

March 2, 2007

Supplement dated March 2, 2007
to the Statement of Additional Information dated September 28, 2006

Effective February 28, 2007, Robert D. McIver is President of The Jensen Portfolio, Inc. (the “Fund”) and President of the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Investment Adviser”). On February 28, 2007, Gary Hibler retired, resigning as President of the Fund and President of the Investment Adviser. Mr. Hibler sold his entire equity interest in the Investment Adviser back to the Investment Adviser, effective as of this date. Mr. Hibler resigned from both the Investment Adviser’s board of directors and its five-person investment committee which is responsible for the Fund’s investment decisions. Mr. Hibler will remain a member of the Fund’s board of directors, however.

Within the Statement of Additional Information (“SAI”), please delete any references to Mr. Hibler currently serving as either President of the Fund or President of the Investment Adviser. Mr. Hibler will continue to be an interested person of the Fund because he was a control person, director and President of the Investment Adviser until February 28, 2007, and will continue to receive from the Investment Adviser annual installment payments of the purchase price for the sale of his shares of the Investment Adviser to the Investment Adviser on February 28, 2007.

In addition, because Mr. McIver is the President of both the Fund and Investment Adviser, please add the following to the “Officers of the Fund” table on page seven of the SAI:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert D. McIver* Age: 41 Jensen Investment Management, Inc. 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	President	Indefinite Term;
President of Jensen Investment
Management, Inc. (2007-present);
Director of Operations of Jensen
Investment Management, Inc.
(2004-2007); General Manager of
Fairmont Villa Management and
Vice President of Fairmont
Riverside Golf Estates Ltd (2001-
2004).
				N/A	N/A

INVESTMENT ADVISORY AND OTHER SERVICES

Management of the Investment Adviser
As the result of Mr. Hibler’s retirement and the sale of his entire equity interest to the Investment Adviser, Mr. Hibler is no longer a control person of the Fund. Each of Robert Zagunis and Bob Millen, two of the Investment Adviser’s principals and members of its investment committee, is presumed to be a control person of the Investment Adviser, also the result of the sale of Mr. Hibler’s entire equity interest.

Please remove any reference to Mr. Hibler as a control person of the Investment Adviser. Within the section “Investment Advisory and Other Services,” please add the following to the subsection “Management of the Investment Adviser”:

Mr. Zagunis and Mr. Millen, two of the Investment Adviser’s principals and members of its investment committee, beneficially own more than 25% but less than 50% of the outstanding stock of the Investment Adviser. Therefore, each of Robert Zagunis and Bob Millen is presumed to be a control person of the Investment Adviser.

Portfolio Manager
Please replace the first sentence of the subsection “Portfolio Manager” with the following:

The Fund is managed by an investment team consisting of Robert F. Zagunis, Robert G. Millen, Eric H. Schoenstein and Robert D. McIver.

In addition, please add an asterisk next to Gary Hibler’s name where it appears in the “Portfolio Manager Other Accounts” and “Dollar Range of Shares Owned in the Fund” tables included on pages 13 and 14, respectively, of the subsection “Portfolio Manager” and add the following footnote reference beneath each of those tables:

*On February 28, 2007, Dr. Gary Hibler retired and resigned as Portfolio Manager of the Fund from the Investment Adviser and is no longer a portfolio manager for the Investment Adviser or of the Fund.

Please Retain this Supplement for Future Reference